Note 12 - Inventories (Details Textual) - USD ($) $ / shares in Units, $ in Millions	12 Months Ended
	Mar. 31, 2020	Mar. 31, 2019
Inventory, LIFO Reserve, Effect on Income, Net, Total	$ 12.8	$ 30.4
Effect Of LIFO Earnings Per Share Basic (in dollars per share)	$ 1.38	$ (3.14)
Effect Of LIFO Earnings Per Share Diluted (in dollars per share)	$ 1.37	$ (3.14)
Effect of LIFO Inventory Liquidation on Income	$ 6.6	$ 28.7